Exhibit 99.2

1 1 Earnings Conference Call Third Quarter 2008 October 23, 2008 Exhibit 99-2

2 Table of Contents Patrick J. Moore Chairman and Chief Executive Officer Steven J. Klinger President and Chief Operating Officer Charles A. Hinrichs SVP and Chief Financial Officer Agenda Earnings summary Operations review Financial review Business outlook Q&A Presenters

3 3Q 2008 Earnings Summary Net Income of $0.24 Per Share Includes Favorable Resolution of Tax Matters ($0.08) $0.24 ($0.10) $0.00 $0.10 $0.20 $0.30 Adjusted Net Income Income Tax Matters Restructuring FX Net Income $0.33 $0.04 $0.03

4 3Q 2008 Earnings Summary Sequential Improvement in Adjusted Earnings Driven by Higher Prices and Volumes ($0.12) $0.11 ($0.08) ($0.15) ($0.10) ($0.05) $0.00 $0.05 $0.10 $0.15 3Q 07 2Q 08 3Q 08 Adjusted Net Income (Loss) Per Share Sequential Earnings Improvement Higher mill and box volumes Successful July price initiative Incremental cost inflation; hedge loss Focused On Margin Restoration Higher prices Moderating cost inflation Initiative benefits Transformation Continues 2 greenfield plants go live 4 plant closures, 4 additional announced Snowflake, Pontiac closures in 4Q 08 Financial Position Liquidity improved, debt flat On-going action plan

5 3Q 2008 Operations Review ($ in Millions) Higher Selling Prices and Volumes More Than Offset Cost Inflation Higher Containerboard & Box Prices US box prices up $33/tn 8 weeks into initiative Average pulp prices down $22/tn Higher Mill Production vs. 2Q 08 27,000 tons less maintenance downtime Record Low Sept Board Inventories US Box Shipments Up 2.4% vs. 2Q 08 Down 1.2% Y/Y “Adjusted” shipments down 0.4% Y/Y Excludes impact of box plant closures Exceed FBA trend 4 consecutive quarters Higher Costs Freight/Chemicals Hurricanes impacted wood fiber & other costs Operating Segment Profits 74 100 182 $0 $50 $100 $150 $200 3Q 07 2Q 08 3Q 08 Adjusted box shi pments excl ude impact of plant cl osures and efforts to improve low margin acc ounts

6 3Q 2008 Operations Review ($ in Millions) Transformation Program Remains On Track Improving Cost Structure Container capital program nearing completion LA & Chicago greenfields live 4 box plants closed, 33 since 2005 4 additional plant closures announced 229 headcount reduction, 5,954 since 2005 Snowflake closed, Pontiac closure announced 6 mill closures since 2005 Profitable Revenue Growth Successful July price initiative Box shipments outperformed industry Strategic Initiative Benefits On track to achieve $525 savings target Adjusted box shi pments excl ude impact of plant cl osures and efforts to improve low margin acc ounts 2005 2008F 2005 2008F 2005 2008F Mill Scale Box Plant Scale Labor Productivity +20% +10% +19% Key Measures

7 3Q 2008 Operations Review Conserving Cash in A Challenging Market Significant Capital Reduction Future focus: Base maintenance capital Committed capital Projects with immediate cash payback. Does not impact achieving transformation plan targets Mill Closures Snowflake Pontiac Further Reduce Headcount

8 3Q 2008 Financial Review Sequential Earnings Improvement Driven by Higher Prices and Volume ($0.12) ($0.08) ($0.15) ($0.10) ($0.05) $0.00 $0.05 2Q 08 EPS Price Volume Timing Costs/Inflation Hedge Loss Other 3Q 08 EPS $0.04 $0.01 $0.07 ($0.05) ($0.04) Adjusted Earnings Per Share 2¢ fiber, net 1¢ freight 2¢ chemicals/other $0.01

9 3Q 2008 Financial Review ($ in Millions) Other Financial Matters Resolution of Canadian Tax Matters Reverse reserve $84, $0.33/sh Energy Hedges $18 mark-to-market loss Capital Expenditures 3Q08: $97 Debt Unchanged Reported debt: $3,571 Includes $47 from Calpine Off-balance sheet debt: $391 Improved Liquidity Cash/revolver availability: $178 Up from $143 2Q 08 In Compliance with All Covenants $78 EBITDA headroom vs requirements Liquidity: Availability under Revolving Line of Credit Plus Cash $0 $1,000 $2,000 $3,000 $4,000 $5,000 2005 2006 2007 3Q 08 Debt

10 Business Outlook & Conclusion Sequentially Higher Earnings in 4Q 08 Improved 3Q 08 Results Higher Prices Improved Volume Focused on Margin Restoration Higher selling prices following unprecedented cost inflation earlier in 2008 Transformation program drives continued benefits through 2009 Sequentially Higher Earnings in 4Q 08 Higher average selling prices Moderating cost inflation: lower OCC, energy, and freight Lower mill and box volumes Seasonally higher energy usage

11 Q&A Safe Harbor This press release contains statements relating to future events which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Actual events and results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to changes in general economic and market conditions, continued pricing pressures in key product lines, seasonality and higher recycled fiber, energy, freight and other commodity costs, as well as other risks and uncertainties described in the company’s Annual Report on Form 10-K for the year ended December 31, 2007, as updated from time to time in the company’s Securities and Exchange Commission filings. Statements Relating to Non-U.S. GAAP Financial Measures During the course of this presentation, certain non-U.S. GAAP financial information will be presented. A reconciliation of that information to U.S. GAAP financial measures and additional disclosure regarding our use of non-GAAP financial measures are included in the company’s quarterly earnings press release. Investor Relations Contact John Haudrich (314) 656-5375

12 Appendix

13 Appendix A Reconciliation of Net Income (Loss) to Adjusted Net Income (Loss) - EPS 3Q 2008 2Q 2008 3Q 2007 Net income (loss) available to common stockholders per diluted share 0.24 $ (0.16) $ (0.38) $ Non-cash f oreign currency exchange (gains) losses - Canadian dollar (0.03) 0.02 0.09 Loss on sale of assets - - 0.38 Restructuring charges 0.04 0.02 0.03 Resolution of income tax matters (0.33) - - Pension curtailment - - (0.01) Adjusted net income (loss) avai lable to common stockholders per diluted share (0.08) $ (0.12) $ 0.11 $

14 Appendix B Other Expense ($ in Millions) Other Expense 1Q 2Q 3Q YTD 1Q 2Q 3Q 4Q Restructuring charges (income) 4 9 14 27 24 10 11 (29) Loss on early extinguishment of debt - - - - 23 5 1 - Energy/hedge (gains) losses (1) (1) 18 16 (1) 2 (1) (1) Loss (gain) on sale of fixed assets (3) (1) (1) (5) - - 64 (2) Foreign currency exchange (gains) losses (15) 4 (8) (19) 5 20 22 5 Other 43 11 (2) 52 19 10 17 14 Other expense 28 $ 22 $ 21 $ 71 $ 70 $ 47 $ 114 $ (13) $ 2007 2008

15 Fiber Wood fiber 19.2 million tons OCC 2.8 million tons Energy Biomass fuel 21.9 million BTU Coal 0.8 million tons Natural gas 14.7 million BTU Fuel oil 72.6 million gallons Electricity 3.1 million MWH Chemicals Caustic soda 135K tons Corn starch 237 million pounds Appendix C Estimated Annual Usage of Key Commodities